                                                    Schedule Identifying Material
                                                     Terms of Options Granted To
                                             German American Bancorp Executive Officers

                                                                                                                     Option


Type of                             George            Mark            Stan            Urban           James           Price
Option                 Date         Astrike         Schroeder         Ruhe           Giesler         Essany         per Share
------                 ----         -------         ---------         ----           -------         ------         ---------

Original Grant (2)   4/20/93      22,973.07        19,144.22       11,486.53         5,743.27       5,743.27          $8.49
Replacement (3)     12/30/94       2,761.87         2,552.56         -------          -------        -------          12.68
Replacement (3)      7/10/95       4,816.69         2,552.56         -------           765.77         367.57          12.22
Replacement (3)       1/9/96       7,147.18          -------        1,767.35           756.04         765.77          12.85
Replacement (3)      7/15/96        -------         2,187.91        1,373.52           685.55         875.16          14.19
Replacement (3)      1/16/97       6,197.92         3,864.15        2,613.92         1,782.74       1,655.40          16.13
Replacement (3)      1/28/97       5,288.03          -------         -------          -------        -------          16.09
Replacement (3)       8/1/97        -------         2,634.75        1,106.69           553.34         553.34          17.60
Replacement (3)       5/1/98        -------          -------         -------          -------       1,273.39          28.62
Replacement (3)       8/3/98        -------          -------          337.37           367.13        -------          26.55
Additional Grant (4)  9/2/98      63,945.00          -------         -------          -------        -------          22.22
Replacement (3)       5/4/99        -------         1,869.00          603.75          -------        -------          17.38

(1)       Number of options and per share exercise  price have been  retroactively  adjusted for subsequent  stock splits and dividends.

(2)       These  options under the German  American  Bancorp 1992 Stock Option Plan (the "Plan") were made on April 20, 1993.
          These options expire ten years after the grant date. The options  granted to Mr.  Astrike became  exercisable  with respect to one-half of the shares  immediately  upon grant and with respect to the other  one-half of the shares on the first  anniversary of the grant date. The options  granted to the other executive  officers became  exercisable with respect to twenty percent of the shares on each of the anniversary dates beginning on the first anniversary of the date of grant.

(3)       The Stock Option Plan provides that if the optionee  tenders Common Shares of the Corporation  already owned by the optionee as payment,  in whole or part,  of the exercise  price for the shares the optionee has elected to purchase under the option,  then the  Corporation is obligated to use its best efforts to issue a replacement  option of the same type (incentive or non-qualified option). With the same expiration date as the option that was exercised,  and covering a number of Common Shares equal to the number of Common Shares  tendered.  Replacement  options may not be exercised until one year after the date of grant.

(4)       These options were granted to Mr. Astrike on September 2, 1998. These non-qualified  options expire in twenty years and are immediately exercisable.